UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2018

SCRIPPS NETWORKS INTERACTIVE, INC.

(Exact name of Registrant as Specified in Its Charter)

Ohio	1-34004	61-1551890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9721 Sherrill Boulevard Knoxville, Tennessee	37932
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (865) 694-2700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Introductory Note

On March 6, 2018, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 30, 2017, by and among Scripps Networks Interactive, Inc., an Ohio corporation (the “Company”), Discovery Communications, Inc., a Delaware corporation (“Discovery”), and Skylight Merger Sub, Inc., a direct wholly owned subsidiary of Discovery (“Merger Sub”), Merger Sub was merged with and into the Company (the “Merger”), with the Company as the surviving corporation in the Merger.

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the Merger, on March 6, 2018, the Company terminated all commitments and repaid all amounts outstanding, as applicable, under that certain Five-Year Competitive Advance and Revolving Credit Facility Agreement, dated as of March 31, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among the Company, JPMorgan Chase Bank, N.A., as administrative agent for the Banks (as such term is defined in the Credit Agreement), the Banks and the agents from time to time party thereto.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 6, 2018, pursuant to the terms of the Merger Agreement, at the effective time of the Merger, each Common Voting Share, par value $0.01 per share, of the Company (the “Common Voting Shares”) and each Class A Common Share, par value $0.01 per share, of the Company (the “Class A Shares”, and collectively with the Common Voting Shares, the “Shares”) issued and outstanding immediately prior to the Merger (other than Shares held by Discovery and Merger Sub) was converted into the right to receive $65.82 in cash (as a result of Discovery’s exercise of the cash top-up right), without interest, and 1.0584 shares of Discovery Series C common stock (“Series C Shares”) for each Share (the “Mixed Consideration”). The stock portion of the Mixed Consideration was calculated based on the Series C Shares’ volume weighted average price on the NASDAQ Global Select Market (“NASDAQ”) measured on a cumulative basis over the 15 trading days ending on (and including) the third trading day prior to the effective time of the Merger, subject to a two-way collar detailed in the Merger Agreement.

As previously disclosed, under the terms of the Merger Agreement, subject to the proration, allocation and other limitations set forth in the Merger Agreement and the election materials separately provided to the applicable shareholders, shareholders of the Company had the option to elect to receive, for each Share issued and outstanding immediately prior to the Merger (other than Shares held by Discovery and Merger Sub), (i) an amount in cash, without interest, based on the dollar value of the Mixed Consideration for each Share (the “Cash Consideration”), or (ii) a number of Series C Shares for each Share based on the dollar value of the Mixed Consideration (the “Stock Consideration” and, together with the Mixed Consideration and the Cash Consideration, the “Merger Consideration”).

The deadline for the Company’s registered shareholders to submit Merger Consideration elections was 5:00 p.m., New York City time, on March 2, 2018. Based on the preliminary results of the Merger Consideration elections provided by Computershare Trust Company, N.A., Discovery’s exchange agent, valid elections cash elections were made for approximately 16,802,694 Shares, valid stock elections were made for approximately 15,382,019 Shares and valid mixed elections were made for approximately 27,797,875 Shares. No fractional Series C Shares are being issued, and cash is being paid in lieu thereof.

As a result of the Merger, the Company became a wholly owned subsidiary of Discovery.

The description herein of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Merger, on March 6, 2018, the Company notified NASDAQ of the consummation of the Merger and requested that the Shares, which traded under the symbol “SNI”, cease to be traded on NASDAQ and be delisted from NASDAQ effective on March 7, 2018. The Company also requested that NASDAQ file a notification of removal from listing of the Shares on Form 25 under Section 12(b) of the Securities and Exchange Act of 1934 (the “Exchange Act”) with the Securities and Exchange Commission (“SEC”).

Additionally, the Company intends to file with the SEC certifications on Form 15 under the Exchange Act to request deregistration of the Shares and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as soon as practicable.

The information set forth in Item 2.01 of this Current Report is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to the Rights of Security Holders.

As a result of the Merger, each issued and outstanding Share was cancelled and each holder of Shares ceased to have any rights as a shareholder of the Company other than the right to receive the Merger Consideration as set forth in the Merger Agreement.

The information set forth in Item 2.01, 3.01 and 5.03 of this Current Report is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

On March 6, 2018, a change in control of the Company occurred when Merger Sub merged with and into the Company, with the Company surviving the Merger as a direct, wholly owned subsidiary of Discovery.

The information set forth in Item 2.01 and 5.02 of this Current Report is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors or Certain Officers

Pursuant to the Merger Agreement, all of the directors of the Company prior to the effective time of the Merger ceased to be directors of the Company effective as of the effective time of the Merger. As of the effective time of the Merger, the directors of Merger Sub immediately prior to the effective time of the Merger became the directors of the Company. The directors of Merger Sub immediately prior to the effective time of the Merger were David Zaslav, Gunnar Wiedenfels and Bruce Campbell.

In connection with the Merger, Kenneth Lowe resigned as President, Chairman and Chief Executive Officer of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

On March 6, 2018, the Company filed with the Secretary of State of the State of Ohio the certificate of merger relating to the Merger. At the effective time of the Merger, the articles of incorporation and code of regulations of Merger Sub, as in effect immediately prior to the effective time of the Merger, became the articles of incorporation and code of regulations of the Company as the surviving corporation in the Merger, except that all references to Merger Sub were replaced with the name of the Company.

Copies of the Amended and Restated Articles of Incorporation and Amended and Restated Code of Regulations are filed as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed as part of this Report:

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of July 30, 2017 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 31, 2017).

3.1	Amended and Restated Articles of Incorporation

3.2	Amended and Restated Code of Regulations

Exhibit Index

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of July 30, 2017 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 31, 2017).

3.1	Amended and Restated Articles of Incorporation

3.2	Amended and Restated Code of Regulations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SCRIPPS NETWORKS INTERACTIVE, INC.

Date: March 6, 2018	By:	/s/ Cynthia L. Gibson
Cynthia L. Gibson
Executive Vice President, Chief Legal and Business Affairs Officer